Exhibit 99.1

EXECUTION COPY

12,874,547 Shares

Warrants to Purchase 2,574,911 Shares

Genelabs Technologies, Inc.

Common Stock

(No Par Value)

PLACEMENT AGENCY AGREEMENT

September 26, 2007

Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

Genelabs Technologies, Inc., a California corporation (the “Company”), proposes, subject to the terms and conditions stated in this Placement Agency Agreement (this “Agreement”) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the investors identified therein (each, an “Investor” and collectively, the “Investors”), to issue and sell up to an aggregate of 12,874,547 shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”) and warrants to purchase up to 2,574,911 shares of Common Stock (the “Warrants” and, together with the Shares, the “Securities”) in the form attached hereto as Exhibit B. The shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the “Warrant Shares.” The Company hereby confirms its agreement with Deutsche Bank Securities Inc. (the “Placement Agent”), as set forth below. The Securities are more fully described in the Registration Statement (as defined herein).

AGREEMENT TO ACT AS PLACEMENT AGENT; DELIVERY AND PAYMENT.

On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

The Company hereby authorizes the Placement Agent to act as its exclusive agent in connection with the issuance and sale, by the Company, of Securities (the “Offering”) to the Investors and the Placement Agent hereby agrees, as agent of the Company, to use its commercially reasonable efforts to solicit offers to purchase all or part of the Securities from the Company upon the terms and conditions set forth in the Prospectus (as defined below). The Placement Agent shall make commercially reasonable efforts to assist the Company in obtaining performance by each Investor whose offer to purchase Securities has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent or any of its affiliates be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part.

As compensation for services rendered, on the Closing Date, the Company shall pay or cause to be paid to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent an aggregate amount equal to eight percent (8.0%) of the gross proceeds received by the Company from its sale of the Securities on such Closing Date, without taking into account any proceeds from the exercise of the warrants (the “Agency Fee”).

The purchases of Securities by the Investors shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto in the form attached hereto as Exhibit A.

Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase Securities of the Company (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent in accordance herewith.

No Securities which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Investor purchasing such Securities against payment by such Investor.  If the Company shall default in its obligations to deliver Securities to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or liability directly or indirectly arising from or as a result of such default by the Company.

Payment of the purchase price for, and delivery of, the Securities shall be made at a closing (the “Closing”) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, located at 525 University Avenue, Suite 1100, Palo Alto, California, at 10:00 a.m., local time, on October 1, 2007 or at such other time and date as the Placement Agent and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act (such date of payment and delivery being herein referred to as the “Closing Date”). The Company, the Placement Agent and JPMorganChase Bank, as escrow agent (the “Escrow Agent”), have entered into an escrow agreement, dated as of the date hereof (the “Escrow Agreement”) pursuant to which an escrow account will be established, at the Company's expense, for the benefit of the Company and the Investors (the “Escrow Account”). Subject to the terms hereof and of the Escrow Agreement, payment of the purchase price for the Securities shall be made to the Company in the manner set forth below by Federal Funds wire transfer, against delivery of the Securities to such persons and shall be registered in the name or names and shall be in such denominations as the Placement Agent may request at least one business day before the Closing Date. Payment of the purchase price for the Securities to be purchased by Investors shall be made by such Investors directly to the Escrow Agent and the Escrow Agent agrees to hold such purchase price in escrow in accordance with the terms of the Escrow Agreement. Subject to the terms and conditions hereof and of the Subscription Agreements and the Escrow Agreement, the Escrow Agent shall, on the Closing Date, deliver to the Company, by Federal Funds wire transfer, the aggregate purchase price so held by such person in escrow, reduced by an amount equal to the sum of the aggregate Agency Fee payable to the Placement Agent. Thereafter, the Escrow Agent’s obligations with respect to the escrow of the purchase price so held by it shall cease. Each of the Company and the Placement Agent hereby agree to deliver to the Escrow Agent a Closing Notice in the form attached as Exhibit C to the Escrow Agreement at least one day prior to the Closing Date.

Any Investor not settling its purchase of Securities pursuant to Section 1(f) above shall deposit its respective Purchase Amount into an account or accounts established with the Placement Agent. On the Closing Date, the Placement Agent shall, with respect to each such Investor, cause the Purchase Amount for such Securities to be wired from such accounts to an account designated by the Company in exchange for the release of such Investor’s Securities.

2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Placement Agent as follows:

(a) A “shelf” registration statement on Form S-3 (File No. 333-145497) with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission and has become effective. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. The Registration Statement meets the requirements of Rule 415(a)(1)(x) under the Act and complies in all material respects with said rule. Copies of such registration statement, including any amendments thereto, the base prospectus (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to the Placement Agent. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430B or 430C under the Act and contained in the Prospectus referred to below. No post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The term “Prospectus” as used in this Agreement means the form of base prospectus together with the final prospectus supplement first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Any preliminary prospectus relating to the Securities prior of the date hereof is referred to as a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus Supplement under Rule 424(b) under the Act, and prior to the termination of the offering of the Securities by the Placement Agent.

(b)  As of the Applicable Time (as defined below) and as of the Closing Date, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Exhibit E hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package or any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent, specifically for use therein, it being understood and agreed that the only such information is that described in Section 11 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 8:00 a.m. (New York City time) on the date of this Agreement or such other time as agreed to by the Company and the Placement Agent.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule I to this Agreement.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) other than as listed on Schedule II hereto (collectively, the “Subsidiaries”). Each of the Subsidiaries has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except where the failure to be so qualified could not reasonably be expected to (i) result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the earnings, business, management, properties, prospects, assets, rights, operations, or condition (financial or otherwise) of the Company and of the Subsidiaries taken as a whole, or (ii) prevent, burden or impair the consummation of the transactions contemplated by this Agreement (collectively a “Material Adverse Effect”). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(d)  The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase or acquire any securities of the Company that have not been waived in writing. The Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein and in the Subscription Agreements, will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. The Warrants conform, or when issued will conform, to the description thereof contained in the General Disclosure Package and the Prospectus and have been duly authorized and when issued and paid for as contemplated herein and in the Subscription Agreements, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity. The Warrant Shares initially issuable upon exercise of the Warrants conform, or when issued will conform, to the description thereof contained in the General Disclosure Package and the Prospectus and have been duly authorized and reserved for issuance and when issued in accordance with the terms thereof will be validly issued, fully paid and nonassessable. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

(e)  The information set forth under the caption “Description of the Common Stock and Preferred Stock We May Offer” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct. All of the Securities conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The form of certificates for the Securities conforms to the corporate law of the jurisdiction of the Company’s incorporation.

(f)  The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Securities, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement, as of its effective date, contained and as of the date hereof, contains, and the Prospectus, as of its date, contained and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The documents incorporated, or to be incorporated, by reference in the Prospectus, at the time filed with the Commission conformed or will conform, in all respects to the requirements of the Securities Exchange Act of 1934 (“Exchange Act”) or the Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendments thereto, as of its effective date, the date hereof and the Closing Date, did not contain, do not contain, and will not contain, any untrue statement of a material fact and did not omit, do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto, as of its date, the date hereof and the Closing Date, did not contain, do not contain, and will not contain, any untrue statement of a material fact; and did not omit, do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent, specifically for use therein, it being understood and agreed that the only such information is that described in Section 11 herein.

(g)  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Placement Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. If at any time following issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances, not misleading, the Company has notified or will notify promptly the Placement Agent so that any use of such Issuer Free Writing Prospectus may cease until it is amended or supplemented. The foregoing two sentences do not apply to statements or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein.

(h)  The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, any Permitted Free Writing Prospectus (defined below) and other materials, if any, permitted under the Act and consistent with Section 3(b)(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(i) (i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Securities as contemplated by the Registration Statement.

(j)  The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(k)  Ernst & Young LLP, who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(l)  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries is aware of (i) any material weakness in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(m)  Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Nasdaq Capital Market thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.

(n)  There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or any of the Subsidiaries would have, individually or in the aggregate, a Material Adverse Effect, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(o)  The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which are not material in amount or would not materially interfere with the use to be made of such properties or assets. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(p)  Except as would not have a Material Adverse Effect, the Company and the Subsidiaries have filed all Federal, State, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP. All tax liabilities have been adequately provided for in all material respects in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

(q)  Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus.

(r)  Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound, or (iii) in violation in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii) above and with respect to any of the Company's Subsidiaries, also clause (i) above, to the extent any such contravention has been waived or would not result in a Material Adverse Effect. The execution and delivery of this Agreement, each Subscription Agreement and the Escrow Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound except as would not have a Material Adverse Effect, (ii) the certificate or articles of incorporation or by-laws of the Company or (iii) any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction.

(s)  There is no document, contract or other agreement required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Act or the Rules and Regulations. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, the General Disclosure Package and the Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms (except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws and matter of public policy and except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principle). Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement or any other agreement or instrument to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries or their respective properties or businesses may be bound, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case in which the default or event, individually or in the aggregate, would have a Material Adverse Effect.

(t) The Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and the Escrow Agreement, and to perform and discharge its obligations hereunder and thereunder; and each of this Agreement, the Escrow Agreement and each Subscription Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(u)  Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement, the Subscription Agreements and the Escrow Agreement, and the consummation of the transactions herein contemplated (except such additional steps as may be required by (i) the Commission, (ii) any necessary qualification of the Securities under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Placement Agent and (iii) the Financial Industry Regulatory Authority (“FINRA”)) has been obtained or made and is in full force and effect.

(v)  Except as described in the Registration Statement or in any document incorporated by reference therein, the Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses in the manner in which they are being conducted; the Company and the Subsidiaries each own or possess the right to use all patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (“Intellectual Property”) necessary to carry on their business in all material respects in the manner in which it is being conducted; to the Company’s knowledge, neither the Company nor any of the Subsidiaries has infringed, and none of the Company or the Subsidiaries have received notice of conflict with, any Intellectual Property of any other person or entity. The Company has taken all steps reasonably necessary to secure ownership interests in Intellectual Property created for it by any contractors. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described therein in all material respects. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Prospectus and are not described therein in all material respects. To the Company's knowledge, none of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not received any written communications alleging that the Company has violated, infringed upon or conflicted with any of the Intellectual Property of any other person or entity. The Company knows of no infringement by others of Intellectual Property owned by or licensed to the Company.

(w)  Since the respective dates as of which information is set forth in the Registration Statement, the General Disclosure Package and the Prospectus, (i) all of the descriptions of the Company’s legal and governmental proceedings and procedures before the FDA or any other national, departmental, state or local governmental body exercising comparable authority are true and correct in all material respects, (ii) the studies, tests and preclinical and clinical trials conducted by or on behalf of the Company and its Subsidiaries that are described in the Registration Statement, the General Disclosure Package and the Prospectus were and, if still pending, are (a) with respect to the foregoing conducted by employees of the Company or any of its Subsidiaries (“Company Studies”), being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards, in each case in all necessary respects and in all material respects; and (b) with respect to the foregoing conducted on behalf of the Company or independently by others using the Company’s or any of its Subsidiaries’ technologies, products or product candidates (“Independent Studies”), to the Company’s knowledge, after due inquiry, being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards, in each case in all necessary respects and in all material respects; (iii) the descriptions of the results of the Company Studies, and, to the Company’s knowledge, after due inquiry, the Independent Studies, contained in the Registration Statement, the General Disclosure Package and the Prospectus are true and correct in all material respects; and (iv) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor its Subsidiaries have received any notices or correspondence from the FDA, or any national, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any of the Company Studies or Independent Studies.

(x) Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities. The Company acknowledges that the Placement Agent may engage in passive market making transactions in the Securities on the Nasdaq Capital Market in accordance with Regulation M under the Exchange Act.

(y)  Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Securities contemplated hereunder and the application of the net proceeds from such sale as described in the Prospectus, will be an “investment company” within the meaning of such term under the Investment Company Act of 1940 as amended (the “1940 Act”), and the rules and regulations of the Commission thereunder.

(z)  The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa)  The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow untimely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(bb)  The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(cc)  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any or its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(dd)  Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ee)  The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses.

(ff)  The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company and each Subsidiary would have any liability; the Company and each Subsidiary has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(gg)  To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement.

(hh)  Neither the Company nor any of the Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(ii)  The Securities have been approved for listing subject to notice of issuance on the Nasdaq Capital Market.

(jj) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on the Nasdaq Capital Market, nor, has the Company received any notification that the Commission or the Nasdaq Capital Market is contemplating terminating such registration or quotation other than as disclosed in the Registration Statement.

(kk)  There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Prospectus which have not been described as required.

(ll)  Neither the Company nor any of the Subsidiaries has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in the Prospectus.

(mm) The Company has not sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Act, the Rules and Regulations or the interpretations thereof by the Commission.

(nn) Except for this Agreement, neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

3. COVENANTS OF THE COMPANY.

The Company covenants and agrees with the Placement Agent that:

(a)  The Company will (i) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Placement Agent containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430B or 430C under the Act, (ii) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus or document incorporated by reference therein of which the Placement Agent shall not previously have been advised and furnished with a copy or to which the Placement Agent shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Placement Agent.

(b)  The Company will (i) not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Placement Agent approves its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Placement Agent hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule I hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in the Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of the Placement Agent that such Placement Agent otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(c)  The Company will advise the Placement Agent promptly (i) when the Registration Statement or any post-effective amendment thereto shall have become effective, (ii) of receipt of any comments from the Commission, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

(d)  The Company will cooperate with the Placement Agent in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Placement Agent may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities.

(e)  The Company will deliver to, or upon the order of, the Placement Agent, from time to time, as many copies of any Preliminary Prospectus as the Placement Agent may reasonably request. The Company will deliver to, or upon the order of, the Placement Agent, from time to time, as many copies of any Issuer Free Writing Prospectus as the Placement Agent may reasonably request. The Company will deliver to, or upon the order of, the Placement Agent during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Placement Agent may reasonably request. The Company will deliver to the Placement Agent such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Placement Agent may reasonably request.

(f)  The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law.

(g)  If the General Disclosure Package is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Placement Agent an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with applicable law.

(h)  The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise the Placement Agent in writing when such statement has been so made available.

(i)  Prior to the Closing Date, the Company will furnish to the Placement Agent, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

(j) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 60 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Placement Agent. Notwithstanding the foregoing, if (i) during the last 17 days of the 60-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the 60-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 60-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Placement Agent waives, in writing, such extension. Notwithstanding the foregoing, the restrictions set forth above shall not apply to (a) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or the granting or exercise of options or stock purchase rights pursuant to the Company’s stock option and stock purchase plans, whenever granted; provided that the underlying shares of Common Stock issued to any person who has delivered a Lockup Agreement shall continue to be subject to the restrictions contained in such Lockup Agreement, as applicable; (b) the issuance by the Company of shares of Common Stock or options to purchase shares of Common Stock to, or the repurchase by the Company of unvested shares of Common Stock upon termination of service from, an employee, director, consultant other service provider, pursuant to the Company’s stock option plans, stock purchase plans or agreements in effect on the date hereof, or approved by the Board of Directors and/or stockholders before the date hereof; provided that the shares of Common Stock or options to purchase shares of Common Stock issued to the Company’s directors and executive officers shall be subject to the restrictions contained in their Lockup Agreement.

(k)  The Company will use its best efforts to list the Securities for quotation on the Nasdaq Capital Market and maintain the listing of the Securities on the Nasdaq Capital Market.

(l)  The Company has caused each officer and director of the Company whose name is set forth on Exhibit D hereto to furnish to the Placement Agent, on or prior to the date of this Agreement, a letter or letters, substantially in the form attached hereto as Exhibit C (the “Lockup Agreement”).

(m)  The Company shall apply the net proceeds of its sale of the Securities as set forth in the Registration Statement, General Disclosure Package and the Prospectus.

(n)  The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

(o)  The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(p) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(q) Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or its earnings, business, operations or prospects, or the offering of the Securities, without the prior written consent of the Placement Agent, unless in the reasonable judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law or by Nasdaq Capital Market rules, in which case the Company shall use its reasonable best efforts to allow the Placement Agent reasonable time to comment on such release or other communication in advance of such issuance.

(r) The Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (other than as set forth in this Agreement).

(s) The Company shall reserve and keep available at all times a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares.

4. COSTS AND EXPENSES.

The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or reimburse if paid by the Placement Agent all costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing, filing, delivery and shipping of the Registration Statement, any Issuer Free Writing Prospectus, each Statutory Prospectus, the General Disclosure Package and the Prospectus, and any amendment or supplement to any of the foregoing (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities and the printing, delivery, and shipping of the certificates representing the Securities, (iii) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Placement Agent shall designate, and, if reasonably requested by the Placement Agent, the preparation and printing and furnishing of copies of any blue sky surveys to the Placement Agent, (iv) the fees and expenses of any transfer agent or registrar for the Securities, (v) any filing fees required to be made by the Placement Agent or the Company with FINRA, (vi) fees, disbursements and other charges of counsel to the Company (vii) listing fees, if any, for the listing or quotation of the Securities on the Nasdaq Capital Market, (viii) fees and disbursements of the Company’s auditor incurred in delivering the letter(s) described in Section 5(e) of this Agreement, (ix) fees of the Escrow Agent, and (x) the costs and expenses of the Company and the Placement Agent in connection with the marketing of the offering and the sale of the Securities to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the written consent of the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft or other transportation chartered in connection with the road show with the written consent of the Company. In addition, if this Agreement shall not be consummated because the conditions in Section 5 hereof are not satisfied, or because this Agreement is terminated by the Placement Agent pursuant to Section 9 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of the Placement Agent, the Company shall reimburse the Placement Agent for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder; provided, however, that no such reimbursement shall be required in the event that this Agreement is terminated by the Placement Agent pursuant to Section 9(a)(ii)-(v) hereof.

5. CONDITIONS OF OBLIGATIONS OF THE PLACEMENT AGENT.

The obligations of the Placement Agent hereunder are subject to the accuracy, as of the Applicable Time or the Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(a)  The Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Placement Agent and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities.

(b) No Prospectus or amendment or supplement to the Registration Statement shall have been filed to which the Placement Agent shall have objected in writing, which objection shall not be unreasonable. The Placement Agent shall not have in good faith advised the Company on or prior to the Closing Date that the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of fact which, in its opinion, is material, or omits to state a fact which, in its opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading, or that the Disclosure Package or any Issuer Free Writing Prospectus or the Prospectus or any amendment thereof or supplement thereto contains an untrue statement of fact which, in its opinion, is material, or omits to state a fact which, in its opinion, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Prior to the Closing, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company, taken as a whole, from that set forth in the Disclosure Package and the Prospectus that, in the Placement Agent’s judgment, is material and adverse and that makes it, in the Placement Agent’s judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Disclosure Package.

(d)  The Placement Agent shall have received on the Closing Date the opinion of Skadden, Arps, Slate, Meagher & Flom LLP counsel for the Company, dated the Closing Date, addressed to the Placement Agent (and stating that it may be relied upon by counsel to the Placement Agent) in such form as shall be agreed to with the Placement Agent.

(e)  The Placement Agent shall have received on the Closing Date the opinion of Foley & Lardner LLP, Patent Attorney to the Company, in his capacity as such, dated the Closing Date, addressed to the Placement Agent (and stating that it may be relied upon by counsel to the Placement Agent) in such form as shall be agreed to with the Placement Agent.

(f) The Placement Agent shall have received from Lowenstein Sandler PC, counsel for the Placement Agent, an opinion dated the Closing Date, in such form as shall be agreed to with the Placement Agent.

(g)  The Placement Agent shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof and the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agent, of Ernst & Young LLP confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to the Placement Agent with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(h)  The Placement Agent shall have received on the Closing Date a certificate or certificates of the Chief Executive Officer of the Company to the effect that, as of the Closing Date each of them severally represents as follows:

(i)  The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

(ii)  The representations and warranties of the Company contained in Section 2 hereof are true and correct as of the Closing Date in all material respects except for those representations and warranties which are qualified as to materiality which shall be true and correct in all respects;

(iii)  All filings required to have been made pursuant to Rules 424, 430B or 430C under the Act have been made as and when required by such rules;

(iv)  He or she has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus, if any are used in connection with the Offering, and, in his or her opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any such individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such certificate or certificates need not refer to the information provided by the Placement Agent, as described in Section 11 of this Agreement;

(v)  He or she has carefully examined the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; provided, however, that such certificate or certificates need not refer to the information provided by the Placement Agent, as described in Section 11 of this Agreement;

(vi)  He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(vii)  Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

(i)  On the Closing Date, the Company shall have furnished to the Placement Agent a Secretary’s Certificate of the Company.

(j) The Company shall have furnished to the Placement Agent such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Placement Agent may reasonably have requested.

(k)  The Shares have been approved for quotation upon notice of issuance on the Nasdaq Capital Market.

(l)  The Lockup Agreements described in Section 3(l) are in full force and effect.

(m) FINRA shall not have raised any unresolved objection with respect to the fairness and reasonableness of the placement agency terms and arrangements relating to the issuance and sale of the Securities.

(n) The Placement Agent shall have received copies of the executed Lock-Up Agreements executed by each person listed on Exhibit D hereto, and such Lock-Up Agreements shall be in full force and effect on the Closing Date.

(o) The Placement Agent shall have entered into the Subscription Agreements with each of the Investors, and such agreements shall be in full force and effect on the Closing Date.

(p) The Placement Agent shall have entered into the Escrow Agreement, and such agreement shall be in full force and effect on the Closing Date.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if, in the exercise of their reasonable judgment, they are in all material respects satisfactory to the Placement Agent and to Lowenstein Sandler PC, counsel for the Placement Agent.

If any of the conditions hereinabove provided for in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Placement Agent hereunder may be terminated by the Placement Agent by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date.

In such event, the Company and the Placement Agent shall not be under any obligation to each other (except to the extent provided in Sections 4 and 7 hereof).

6. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

The obligations of the Company to sell and deliver the portion of the Securities required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

7. INDEMNIFICATION.

(a)  The Company agrees:

(i) to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Placement Agent or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus the Prospectus or any amendment or supplement thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in Section 11 herein; and

(ii)  to reimburse the Placement Agent and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not the Placement Agent or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Placement Agent was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Placement Agent will promptly return all sums that had been advanced pursuant hereto.

(b)  The Placement Agent will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Placement Agent will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in Section 11 herein. This indemnity agreement will be in addition to any liability which the Placement Agent may otherwise have.

(c)  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 7, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 7(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 7(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Placement Agent in the case of parties indemnified pursuant to Section 7(a) and by the Company in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(d)  To the extent the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total fees received by the Placement Agent, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) the Placement Agent shall not be required to contribute any amount in excess of the fees and commissions applicable to the Securities placed by the Placement Agent and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)  In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 7 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(f)  Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Placement Agent or any person controlling the Placement Agent, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Placement Agent, or any person controlling the Placement Agent, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

8. NOTICES.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: (a) if to the Placement Agent, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Susanne Mulligan, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel, and with a copy to (which shall not constitute notice) Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020, Attention: Michael D. Maline; and (b) if to the Company, to Genelabs Technologies Inc., 505 Penobscot Drive, Redwood City, California, 94063; Attention: James A.D. Smith, with a copy to (which shall not constitute notice) Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Palo Alto, California 94301; Attention: Thomas J. Ivey, Esq.

9. TERMINATION.

This Agreement may be terminated by the Placement Agent by notice to the Company:

(a)  at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in the Placement Agent’s judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such trading market, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in the Placement Agent’s opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, or (vi) the suspension of trading of the Company’s common stock by the Nasdaq Capital Market, the Commission, or any other governmental authority; or

(b)  as provided in Section 5 of this Agreement.

10. PERSONS ENTITLED TO BENEFIT OF AGREEMENT; SUCCESSORS.

This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the controlling persons, officers and directors referred to in Section 7(a) and the indemnities of the Placement Agent shall also be for the benefit of the controlling persons, officers and directors referred to in Section 7(b). The term “successors and assigns” as herein used shall not include any purchaser of the Securities by reason merely of such purchase.

11. INFORMATION PROVIDED BY PLACEMENT AGENT.

The Company and the Placement Agent acknowledge and agree that the only information furnished or to be furnished by the Placement Agent to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the sixth and tenth paragraphs under the caption “Plan of Distribution” in the Prospectus.

12. MISCELLANEOUS.

(a) The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent or controlling person thereof, or by or on behalf of the Company or its directors or officers and (iii) delivery of and payment for the Securities under this Agreement.

(b) The Company acknowledges and agrees that the Placement Agent, in providing investment banking services to the Company in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company does not intend such Placement Agent to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.

(c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

(e) This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the Placement Agent in accordance with its terms.

Very truly yours,

GENELABS TECHNOLOGIES, INC.

By	/s/

The foregoing Placement Agency Agreement
is hereby confirmed and accepted as
of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By   /s/

    Authorized Officer

By   /s/

    Authorized Officer

Schedules and Exhibits

Schedule I:	Permitted Free Writing Prospectuses

Schedule II:	Subsidiaries

Exhibit A:	Form of Subscription Agreement

Exhibit B:	Form of Warrant

Exhibit C:	Form of Lock-Up Agreement

Exhibit D:	List of Directors and Executive Officers Executing Lock-Up Agreements

Exhibit E:	Pricing Information

SCHEDULE I

ISSUER FREE WRITING PROSPECTUSES

Term Sheet

SCHEDULE II

SUBSIDIARIES

Accelerated Clinical Research Organization, Inc.
Genelabs Diagnostic, Inc.
Genelabs Europe B.V

EXHIBIT A

FORM OF SUBSCRIPTION AGREEMENT

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

FORM OF LOCK-UP AGREEMENT

[Date]

Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc., as placement agent (the “Placement Agent”), proposes to enter into a Placement Agency Agreement (the “Agreement”) with Genelabs Technologies Inc. (the “Company”), providing for the public offering by the Placement Agent, of shares (the “Shares”) of common stock, no par value (the “Common Stock”) and warrants to purchase shares of Common Stock (the “Warrants” and, together with the Shares, the “Securities”), of the Company (the “Public Offering”).

To induce the Placement Agent to continue its efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of the Placement Agent, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 60 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”); provided, however, that if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Placement Agent waives, in writing, such extension.

Notwithstanding the foregoing, the undersigned may transfer (a) shares of Common Stock acquired in open market transactions by the undersigned after the completion of the Public Offering, (b) shares of Common Stock sold under any Rule 10b5-1 trading plan established prior to the date hereof, and (c) any or all of the shares of Common Stock or other Company securities if the transfer is by (i) gift, will or intestacy, or (ii) distribution to partners, members or shareholders of the undersigned; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.

The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, if the closing of the Public Offering has not occurred prior to October 15, 2007, this agreement shall be of no further force or effect.

Signature: ________________________________

Print Name: ______________________________

Number of shares owned subject to warrants, options or convertible securities: _______________________ _______________________	Certificate numbers: _______________________ _______________________

EXHIBIT D

LIST OF DIRECTORS AND OFFICERS EXECUTING LOCK-UP AGREEMENTS

Leslie J. Browne, PhD.
Irene A. Chow, PhD.
H.H. Haight
Alan Y. Kwan
Matthew J. Pfeffer
James A.D. Smith
Ronald C. Griffith, PhD.
Heather Criss Keller
Kenneth E. Schwartz, M.D.
Roy J. Wu

EXHIBIT E

PRICING INFORMATION

Number of Shares to be Issued: 12,874,547

Offering Price: $1.84

Number of Warrants to be Issued: 2,574,911

Exercise Price of Warrants: $2.08

Aggregate Placement Agency Fees: $1,895,133

Estimated Net Proceeds to the Company (exclusive of estimated expenses of the Company): $23,689,166.48